UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2008
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On May 21, 2008, Basic Energy Services, Inc. (“Basic Energy Services”) presented at the 2008 UBS Global Oil & Gas Conference in Austin, Texas. A copy of the slide presentation used at the conference is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Forward Looking Statements and Additional Information
     Basic Energy Services may make statements herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that Basic Energy Services expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by stockholders and regulatory agencies, the possibility that the anticipated benefits from the proposed mergers cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by Grey Wolf, Inc. (“Grey Wolf”) and Basic Energy Services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, Basic Energy Services does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
     In connection with the proposed mergers, a registration statement of Horsepower Holdings, Inc. (“Holdings”), which will include proxy statements of Basic Energy Services and Grey Wolf and other materials, will be filed with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BASIC ENERGY SERVICES, GREY WOLF, HOLDINGS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Basic Energy Services and Grey Wolf, without charge, at the SEC’s web site at www.sec.gov, Basic Energy Services’ web site at www.basicenergyservices.com, and Grey Wolf’s web site at www.gwdrilling.com. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Basic Energy Services, Inc., 432-620-5510 or to Investor Relations, Grey Wolf, Inc., 713-435-6100
Participants in the Solicitation
     Basic Energy Services and Grey Wolf and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the mergers. Information about these persons can be found Grey Wolf’s proxy statement relating to its 2008 annual meetings of stockholders as filed with the SEC on April 8, 2008. Information concerning beneficial ownership of Basic Energy Services stock by its directors and certain of its executive officers is included in its Form 10—K/A filed on April 29, 2008 and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Basic Energy Services, Inc. slide presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: May 21, 2008	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Basic Energy Services, Inc. slide presentation